UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2019

APOLLO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37392	95-4472349
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, CA 91801

(Address of principal executive offices) (zip code)

(626) 282-0288

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	AMEH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1 933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 13, 2019, Apollo Medical Holdings, Inc., a Delaware corporation (the “Company”) filed a Current Report on Form 8-K regarding events triggering disclosure under Items 1.01, 2.03, 3.02 and 3.03 of Form 8-K (the “May 13, 2019 Current Report”). On August 26, 2019, certain of the agreements discussed in the May 13, 2019 Current Report were amended, thereby triggering the requirement to file a new Current Report on Form 8-K. The Form 8-K disclosure below updates information in the May 13, 2019 Current Report as it relates to amendments to the agreements and related changes triggering disclosure under Items 1.01, 2.03, 3.02 and 3.03 of Form 8-K. In addition, this Current Report on Form 8-K provides disclosure regarding the special stockholder meetings in which matters related to the transactions contemplated by the agreements first disclosed in the May 13, 2019 Current Report were considered and approved.

Item 1.01 Entry into a Material Definitive Agreement.

The information contained in Item 8.01 of this Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 8.01 of this Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 8.01 of this Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03 Material Modifications to Rights of Security Holders.

The information contained in Item 8.01 of this Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As set forth in the definitive proxy statement of its board of directors (the “Board”) filed with the Securities and Exchange Commission (the “SEC”) on July 31, 2019 (the “Proxy Statement”), on August 27, 2019, the Company held a special meeting of stockholders at its offices located at 1668 S. Garfield Avenue, 3rd Floor, Alhambra, California 91801 (the “Special Meeting”) for its stockholders to vote on three proposals:

Proposal No. 1:	To consider and vote upon a proposal to approve the Company making a loan of $545,000,000 to AP-AMH Medical Corporation, a Professional Medical Corporation (“AP-AMH”), pursuant to that certain Loan Agreement dated May 10, 2019, the proceeds of which AP-AMH will use to purchase 1,000,000 shares of Series A Preferred Stock of APC. This proposal is referred to as the “AP-AMH Loan Proposal.”

Proposal No. 2:	To consider and vote upon a proposal to approve the issuance of 15,015,015 shares of the Company’s common stock to Allied Physicians of California, a California Professional Medical Corporation (“APC”), pursuant to that certain Stock Purchase Agreement dated May 10, 2019, for the purposes of complying with Nasdaq Marketplace Rule 5635(b) pertaining to a change in control. This proposal is referred to as the “APC Stock Issuance Proposal.”

Proposal No. 3:	To consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit the solicitation of additional proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the APC Stock Issuance Proposal and the AP-AMH Loan Proposal. This proposal is referred to as the “Adjournment Proposal.”

The foregoing proposals were the only proposals to be acted upon at the Special Meeting. For additional information regarding such proposals, see the Proxy Statement.

At the close of business on July 18, 2019, the record date for the Special Meeting (the “Record Date”), there were 35,899,684 shares of common stock, par value $0.001 per share, of the Company, issued and outstanding, each share being entitled to one vote and to be voted together as one class vote at the Special Meeting (collectively, the “Voting Shares”). At the Special Meeting, the holders of 28,599,709 Voting Shares, representing 79.55% of the outstanding Voting Shares, were present in person or represented by proxy, constituting a quorum for the Special Meeting.

The number of votes cast for and against, as well as abstentions and broker non-votes, with respect to each of Proposal No. 1, Proposal No. 2 and Proposal No. 3 are set forth below:

Proposal No. 1 - The AP-AMH Loan Proposal:

For	Against	Abstain	Non-Votes
28,343,003	204,951	11,755	0

Proposal No. 2 - The APC Stock Issuance Proposal:

For	Against	Abstain	Non-Votes
28,346,631	201,324	11,754	0

Proposal No. 3 - The Adjournment Proposal:

For	Against	Abstain	Non-Votes
28,195,755	353,929	10,005	0

Based on these voting results:

•	The AP-AMH Loan Proposal was adopted and approved;

•	The APC Stock Issuance Proposal was adopted and approved; and

•	The Adjournment Proposal was adopted and approved. Because the AP-AMH Loan Proposal and the APC Stock Issuance Proposal were adopted and approved, the Company did not act upon the Adjournment Proposal.

Proposal No. 1 and Proposal No. 2 were each approved by more than 99% of the votes cast, and Proposal No. 3 was approved by more than 98% of the votes cast.

Item 8.01 Other Events.

Amendments to APC Transaction Agreements

As described in the Proxy Statement and the Report on Form 8-K filed by the Company with the SEC on May 13, 2019 (the “May 13, 2019 Form 8-K”), the Company entered into a series of agreements on May 10, 2019 (collectively, the “Transaction Agreements,” and the transactions contemplated by such Transaction Agreements, the “Transactions”) with AP-AMH and APC (the Company, AP-AMH and APC collectively, the “Parties”). The May 13, 2019 Form 8-K describes the material relationships among the Parties.

The Proxy Statement describes, under the heading “Amendments to APC Transaction Agreements” on page 60, certain amendments that the Parties anticipated making prior to the closing of the Transactions (the “Closing”) (the “Proposed Amendments”).

On August 26, 2019, the Company entered into certain amendments to the Transaction Agreements, implementing the Proposed Amendments, including the following:

(1) Stock Purchase Agreement. The First Amendment to the Stock Purchase Agreement dated August 26, 2019 by and between APC and the Company (the “Stock Purchase Amendment,” which is attached as Exhibit 10.1) amends that certain Stock Purchase Agreement dated May 10, 2019 by and between APC and the Company (the “Stock Purchase Agreement”). Among other things, the Stock Purchase Amendment provides that, rather than an outright prohibition from voting at the Special Meeting, APC and its officers and directors who are also officers or directors of the Company (i.e., the holders of Related Party Votes, as defined in the Stock Purchase Agreement), will instruct the Company proxy holders to vote their shares of the Company common stock in the same proportions as all other votes cast on each proposal at the Special Meeting. The Stock Purchase Amendment further provides that the Company’s officers or directors who are also officers or directors of APC will instruct the APC proxy holders to vote their shares of APC common stock in the same proportions as all other votes cast on each proposal that will be brought before the APC special meeting of shareholders that will be called to approve some aspects of the Transactions. Finally, the Stock Purchase Amendment revises the form of the Voting and Registration Rights Agreement, which is attached as an exhibit to the Stock Purchase Agreement, to provide that APC votes in excess of 9.99% will be voted by proxy given to the Company’s management, and that those proxy holders will cast the excess votes in the same proportion as all other votes cast on any specific proposal coming before the Company’s stockholders.

(2) Preferred Stock Purchase Agreement. The First Amendment to the Series A Preferred Stock Purchase Agreement dated August 26, 2019 by and between APC and AP-AMH (the “Preferred Stock Purchase Amendment,” which is attached as Exhibit 10.2) amends that certain Series A Preferred Stock Purchase Agreement dated May 10, 2019 by and between APC and AP-AMH (the “Preferred Stock Purchase Agreement”). Among other things, the Preferred Stock Purchase Amendment provides that APC agrees to retain a sufficient amount of the assets it receives in the Transactions to enable it to fund losses or deficits in that proportion of its business that is not considered its Healthcare Services Business (as defined in the Preferred Stock Purchase Agreement), such that it is not prohibited from paying dividends on the Series A stock it receives through the Preferred Stock Purchase Agreement, as described in the same, pursuant to California Corporations Code sections 500 et seq. on the basis of insolvency. Further, the Preferred Stock Purchase Amendment attaches an updated form of the Certificate of Determination (the “Updated Certificate of Determination”) to clarify, in order to avoid any uncertainty or doubt, that the assets received by APC in the Transactions are encompassed under “Excluded Assets” as it is defined in such document, and that any proceeds of Excluded Assets are also deemed Excluded Assets.

In addition, in each instance where the Transaction Agreements indicated that a condition precedent needed to be satisfied by July 9, 2019, the respective agreement was updated to condition Closing upon the satisfaction or waiver of such conditions, along with all other conditions that must be satisfied or waived at the time of Closing. Consequently, there were conforming amendments to certain Transaction Agreements, which amendments include the First Amendment to the Loan Agreement dated August 26, 2019 by and between the Company and AP-AMH, attached as Exhibit 10.3, amending the Loan Agreement dated May 10, 2019 by and between the Company and AP-AMH.

APC Stockholders Meeting

A special meeting of the stockholders of APC was held on August 28, 2019 (the “APC Special Meeting”) to consider and vote upon portions of the APC Transactions pertaining directly to APC. Specifically, the APC stockholders were asked to approve two proposals: (i) the issuance of 1,000,000 shares of Series A Preferred Stock to AP-AMH at a price of $545 per share for total consideration of $545,000,000 pursuant to the Preferred Stock Purchase Agreement (the “AP-AMH Stock Issuance Proposal”); and (ii) the purchase of 15,015,015 shares of the Company’s common stock at a purchase price of $19.98 per share for total consideration of $300,000,000 pursuant to the Stock Purchase Agreement (the “ApolloMed Stock Purchase Proposal”). At the APC Special Meeting, the holders of a majority of the outstanding voting shares were present in person or by proxy, and upon declaration that a quorum was present, the stockholders affirmatively voted to adopt and approve the AP-AMH Stock Issuance Proposal and the ApolloMed Stock Purchase Proposal.

As a result of the approvals received at the Company’s Special Meeting on August 27, 2019 and the APC Special Meeting on August 28, 2019, all of the stockholder approvals required to close the APC Transactions have been secured. The Company and the other parties to the APC Transactions currently expect to concurrently close the APC Transactions in September 2019, upon satisfaction or waiver of various conditions, including, without limitation, the closing of the pending senior secured credit facilities sufficient to enable the Company to draw down a minimum of $245,000,000 in partial satisfaction of its obligation to loan AP-AMH an aggregate of $545,000,000 (Proposal No. 1 approved at the Company’s Special Meeting). Further disclosures pertaining to the closing of the APC Transactions and the senior secured credit facility will be made in one or more Current Reports on Form 8-K that will be filed by the Company upon completion of these anticipated transactions.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit	Description

10.1	First Amendment to the Stock Purchase Agreement dated August 26, 2019 by and between Allied Physicians of California, a California Professional Medical Corporation and Apollo Medical Holdings, Inc.

10.2	First Amendment to the Series A Preferred Stock Purchase Agreement dated August 26, 2019 by and between Allied Physicians of California, a California Professional Medical Corporation and AP-AMH Medical Corporation, a Professional Medical Corporation

10.3	First Amendment to the Loan Agreement dated August 26, 2019 by and between Apollo Medical Holdings, Inc. and AP-AMH Medical Corporation, a Professional Medical Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Dated: August 29, 2019	By:	/s/ Thomas S. Lam, M.D.
Name: Thomas S. Lam, M.D.
Title: Chief Executive Officer